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                                 EXHIBIT 99.2

                 METROPOLITAN MORTGAGE & SECURITIES CO., INC.

                         NOTICE OF GUARANTEED DELIVERY
                of Investment Debentures Series II and III  and
                        Installment Debentures Series I

     As set forth in the Prospectus dated ____________, 1999 (the "Prospectus") of Metropolitan Mortgage & Securities Co., Inc. (the "Issuer") and its subsidiaries under "THE EXCHANGE OFFER--How to Tender Your Debentures" and in the letter of transmittal for Investment Debentures Series II and III and Installment Debentures Series I (the "letter of transmittal"), this form or one substantially equivalent hereto must be used to tender debentures in the exchange offer of the Issuer if: (1) certificates for the above-referenced debentures are not immediately available, (2) time will not permit all required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer cannot be completed on or prior to the expiration date. This form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the exchange agent.

To:  Metropolitan Investment Securities, Inc.

BY FACSIMILE:
(509) 835-2767

CONFIRM BY TELEPHONE TO:
(509) 835-2120
_______________

VIA MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

Metropolitan Investment Securities, Inc.
Attn: Exchange Agent
601 West 1st Avenue
Spokane, Washington  99201-5015

     Delivery of this instrument to an address other than as set forth above or transmittal of this instrument to a facsimile or telex number other than as set forth above does not constitute a valid delivery.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the letter of transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of debentures set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the letter of transmittal.

     The Exchange Offer will expire at 5:00 p.m., New York City time, on November 30, 1999, unless extended by the Issuer. With respect to the Exchange Offer, "expiration date" means the time and date or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.


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     All authority herein conferred or agreed to be conferred by this Notice of
Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                 SIGNATURES

                                 -----------------------------------------------
                                 Signature of Owner

                                 -----------------------------------------------
                                 Signature of Owner (if more than one)

                                 Dated:-----------------------------------------

                                 Name(s):

                                 -----------------------------------------------

                                 -----------------------------------------------
                                 (Please Print)

                                 Address:
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 (Include Zip Code)

                                 Area Code and Telephone No.:

                                 -----------------------------------------------

                                 Capacity (full title), if signing in a
                                 representative capacity:

                                 -----------------------------------------------

                                 Taxpayer Identification or Social Security No.:

                                 -----------------------------------------------

                                 Principal amount of debentures Exchanged:

                                 $____________________

                                 Certificate Nos. of debentures (if available)

                                 -----------------------------------------------

                                 -----------------------------------------------
                                 GUARANTEE OF DELIVERY
                                 (NOT TO BE USED FOR SIGNATURE GUARANTEE)


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     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (1) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (2) that such tender of the above-described securities complies with Rule 10b-4, and (3) that delivery of such certificates, or delivery by book-entry transfer, with delivery of a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                 Name of Firm:

                                 ----------------------------------------------
                                 ----------------------------------------------

                                 Number and Street or P.O. Box

                                 ----------------------------------------------

                                 ----------------------------------------------
                                 City         State  Zip Code

                                 Tel. No.______________________________________

                                 Fax No._______________________________________

                                 ----------------------------------------------
                                 (Authorized Signature)

                                 ----------------------------------------------
                                 Title

                                 Date__________________________________________

NOTE: DO NOT SEND CERTIFICATES REPRESENTING DEBENTURES WITH THIS NOTICE. DEBENTURES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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